                                                                    EXHIBIT 10.7





________________________________________________________________________________





                        FIFTH AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


                          dated as of January 22, 1996

                                     among

                               APACHE CORPORATION

                                      and

                    VARIOUS COMMERCIAL LENDING INSTITUTIONS,

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                      as Administrative Agent and Arranger

                                      and

                                 CHEMICAL BANK,
                            as Co-Agent and Arranger





________________________________________________________________________________

                        FIFTH AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 22, 1996, (the "Fifth Amendment"), is among APACHE CORPORATION, a Delaware corporation (the "Company"), the various commercial lending institutions as are or may become parties hereto (the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent (in such capacity, the "Administrative Agent") and Arranger (in such capacity, an "Arranger"), and CHEMICAL BANK, as Co-Agent (in such capacity, the "Co-Agent") and Arranger (in such capacity, an "Arranger").

                              W I T N E S S E T H:

         1. The Company, the Lenders, the Arrangers, the Co-Agent and the Administrative Agent have heretofore entered into that certain Third Amended and Restated Credit Agreement, dated as of March 1, 1995, as previously amended (the "Credit Agreement").

         2. The Company, the Lenders, the Arrangers, the Co-Agent and the Administrative Agent now intend to amend the Credit Agreement (i) to permit negative pledges by Apache Canada Ltd. (formerly known as DEKALB Energy Canada Ltd.), Apache Qarun Corporation LDC and Apache Oil Egypt, Inc., (ii) to permit the increase in the maximum availability under the Apache Canada Ltd. revolving credit facility from $30,000,000 to $45,000,000, and (iv) to address various other issues in connection therewith as follows:

         I.      AMENDMENTS TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT.

         A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition of "Apache Canada" in appropriate alphabetical order:

                 "Apache Canada" means Apache Canada Ltd. (formerly known as DEKALB Energy Canada Ltd.), a corporation organized under the laws of Alberta, Canada.

         B. The definition of "Apache Egypt" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to the following:

                 "Apache Egypt" means Apache Oil Egypt, Inc., a Delaware corporation, and Apache Qarun Corporation LDC, a Cayman Islands company formed under the Companies Law of the Cayman Islands, British West Indies.

         C. Section 11.4 of the Credit Agreement is hereby amended by deleting subsections 11.4(i) and 11.4(j) in their entirety and inserting the following before the period:

         " (i) Contingent Obligations of the Company to IFC relating to Apache Egypt not exceeding $25,000,000 in the aggregate principal amount, together with interest, fees and expenses related thereto, (j) Contingent Obligations of DEKALB in respect of the facility described as item 1 of Part B of Schedule 11.1, and (k) Contingent Obligations of the Company and any of its Subsidiaries to or in respect of Producers Energy which when aggregated with the Investments of the Company and any of its Subsidiaries permitted with respect to Producers Energy pursuant to subsection 11.12(c) do not exceed $30,000,000 in the aggregate".

         D. Section 11.7 of the Credit Agreement is hereby amended by deleting subsection 11.7(c) in its entirety and inserting the following before the semicolon:

         "       (c)      the Company will not and will not permit any of its
         Subsidiaries to make any optional payment or prepayment on, or redemption of, or redeem, purchase or defease prior to its stated maturity, any Indebtedness other than Indebtedness incurred under this Agreement, the other Loan Documents, or the repurchase of any remarketed notes under the Remarketed Note Program, Indebtedness of Offshore, Indebtedness evidenced by the DEKALB Notes or Indebtedness to the IFC in connection with Apache Egypt; provided with respect to Indebtedness of Offshore, that the optional payment or prepayment be made with proceeds of the facility described in item A.1 of Schedule 11.1; provided with respect to Indebtedness of DEKALB evidenced by the DEKALB Notes, that the optional payment or prepayment be made with proceeds of the facility described in item B.1 of Schedule 11.1, with cash on hand at DEKALB or with proceeds of Investments permitted pursuant to Section 11.12(i); and provided that DEKALB may borrow, repay and reborrow pursuant to the facilities described as item B.1 and B.2 of Schedule 11.1;".

         E. Section 11.10 of the Credit Agreement is hereby amended in its entirety to the following:

                 11.10 Negative Pledges, etc. The Company will not, and will not permit any of its Subsidiaries to, enter into, on or at any time after the Effective Date, any agreement (excluding this Agreement and any other Loan Document) directly or indirectly prohibiting the creation, assumption or perfection of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, restricting any loans, advances or other Investments to or in the Company or any of its Subsidiaries, restricting the capitalization of the Company or any Subsidiary, restricting the ability of any Subsidiary to make dividend payments or other distributions or payments (by way of dividends, advances, repayments of loans or advances, reimbursements or otherwise) or restricting the ability of the Company or any Subsidiary to amend or otherwise modify this Agreement or any other Loan Document; provided, however, that, notwithstanding the foregoing, this section shall not apply to Apache Canada, Apache Egypt or any of their Subsidiaries or to any restrictions on the creation, assumption or perfection of any Lien on, or any transfer or sale of, any of their respective securities.

         F. Part B of Schedule 11.1 of the Third Amended and Restated Credit Agreement is hereby amended to read in its entirety as follows:

         Indebtedness of DEKALB

         1. A revolving credit facility with a maximum aggregate principal amount of up to $45 million (U.S.) pursuant to that certain Credit Agreement, dated as of May 17, 1995, among Apache Canada Ltd. (formerly known as DEKALB Energy Canada, Ltd.), various financial institutions and the Bank of Montreal, as Agent, as may be amended from time to time.

         2. An overdraft facility of Apache Canada Ltd. (formerly known as DEKALB Energy Canada Ltd.) at Royal Bank of Canada not to exceed $5 million (U.S.) in amount to facilitate check clearing.

         3. 10% Notes of DEKALB due April 15, 1998 (approximately $22.1 million (U.S.) in outstanding principal amount as of March 1,
                 1995).

         4. 9 7/8% Notes of DEKALB due July 15, 2000 (approximately $29.2 million (U.S.) in outstanding principal amount as of March 1,
                 1995).

         II. EFFECTIVENESS. This Fifth Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by the Company, the Required Lenders, the Administrative Agent and the Co-Agent (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

         III. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Administrative Agent, the Co-Agent and the Arrangers to enter into this Fifth Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VIII of the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                 (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted.

                 (ii) The Company has the corporate power and authority and legal right to execute and deliver this Fifth Amendment and to perform its obligations hereunder. The execution and delivery by the Company of this Fifth Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Fifth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                 (iii) No Default or Unmatured Default has occurred and is continuing as of the date hereof.

                 (iv) There has been no material adverse change (a) in the businesses, assets, properties, operations, condition (financial or otherwise) or results of operations or prospects of the Company and its Subsidiaries from March 1, 1995, (b) affecting the rights and remedies of the Lenders under and in connection with this Fifth Amendment and the Credit Agreement, as amended by this Fifth Amendment, or (c) in the ability of the Company to perform its obligations under this Fifth Amendment or the Credit Agreement, as amended by this Fifth Amendment.

                 (v) There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers threatened against or affecting the Company or its Subsidiaries which is or could have a Material Adverse Effect.

         IV. DEFINED TERMS. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

         V. REAFFIRMATION OF CREDIT AGREEMENT. This Fifth Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         VI. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. All obligations of the Company and rights of the Lenders, the Administrative Agent, the Co-Agent and the Arrangers and any other holders of the Notes expressed herein shall be in addition to and not in limitation of those provided by applicable law.

         VII. SEVERABILITY OF PROVISIONS. Any provision in this Fifth Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Fifth Amendment are declared to be severable.

         VIII. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Fifth Amendment by signing any such counterpart.

         IX. HEADINGS. Article and section headings in this Fifth Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Fifth Amendment.

         X. SUCCESSORS AND ASSIGNS. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         XI. NOTICE. THIS WRITTEN FIFTH AMENDMENT TOGETHER WITH THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Company, the Lenders, the Administrative Agent, the Co-Agent and the Arrangers have executed this Fifth Amendment as of the date first above written.

                                        APACHE CORPORATION



                                        By:/s/ Clyde E. McKenzie
                                           ------------------------------------
                                        Name:  Clyde E. McKenzie
                                        Title: Vice President and Treasurer


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        Individually, as Administrative Agent
                                        and as Arranger



                                        By:/s/ Steven P. Capouch
                                           ------------------------------------
                                        Name:  Steven P. Capouch
                                        Title: Vice President


                                        CHEMICAL BANK, Individually, as
                                        Co-Agent and as Arranger



                                        By:/s/ R. Potter
                                           ------------------------------------
                                        Name:  Ronald Potter
                                        Title: Managing Director


                                        BANK OF MONTREAL, Individually and as
                                        Lead Manager



                                        By:/s/ Robert Roberts
                                           ------------------------------------
                                        Name:  Robert L. Roberts
                                        Title: Director, U.S. Corporate Banking

                                            CIBC INC., Individually and as
                                            Lead Manager



                                            By:/s/ Gary C. Gaskill
                                               --------------------------------
                                            Name:  Gary C. Gaskill
                                            Title: Authorized Signatory


                                            NATIONSBANK, Individually and as
                                            Lead Manager



                                            By:/s/ Jo A. Tamalis
                                               --------------------------------
                                            Name:  Jo A. Tamalis
                                            Title: Senior Vice President


                                            BANK OF AMERICA NATIONAL TRUST &
                                            SAVINGS ASSOCIATION



                                            By:/s/ C. Paige DiMaggio
                                               --------------------------------
                                            Name:  C. Paige DiMaggio
                                            Title:  Vice President


                                            BANQUE PARIBAS



                                            By:/s/ Charles K. Thompson
                                               --------------------------------
                                            Name:  Charles K. Thompson
                                            Title: Group Vice President


                                            By:/s/ David P. Lee
                                               --------------------------------
                                            Name:  David P. Lee
                                            Title: Vice President


                                            SOCIETE GENERALE, SOUTHWEST AGENCY



                                            By:/s/ Richard A. Erbert
                                               --------------------------------
                                            Name:  Richard A. Erbert
                                            Title: Vice President

                                            MORGAN GUARANTY TRUST COMPANY OF
                                              NEW YORK



                                            By:/s/ P.W. McNeal
                                               --------------------------------
                                            Name:  Philip W. McNeal
                                            Title: Vice President


                                            ABN-AMRO BANK N.V. - HOUSTON AGENCY
                                            By: ABN AMRO North America, Inc.,
                                            as Agent



                                            By:/s/ Michael Oakes
                                               --------------------------------
                                            Name:  Michael N. Oakes
                                            Title: Vice President and Director


                                            By:/s/ W. Bryan Chapman
                                               --------------------------------
                                            Name:  W. Bryan Chapman
                                            Title: Vice President and Director


                                            THE FIRST NATIONAL BANK OF BOSTON



                                            By:/s/ Michael Kane
                                               --------------------------------
                                            Name:  Michael Kane
                                            Title: Managing Director


                                            THE BANK OF NOVA SCOTIA, SAN
                                            FRANCISCO AGENCY



                                            By:/s/ A.S. Norsworthy
                                               --------------------------------
                                            Name:  A.S. Norsworthy
                                            Title: Assistant Agent


                                            THE CHASE MANHATTAN BANK, N.A.



                                            By:/s/ Bettylou J. Robert
                                               --------------------------------
                                            Name:  Bettylou J. Robert
                                            Title: Vice President

                                            CITIBANK, N.A.



                                            By:/s/ Arezoo Jafari
                                               --------------------------------
                                            Name:  Arezoo Jafari
                                            Title: Assistant Vice President


                                            THE FUJI BANK, LIMITED - HOUSTON
                                            AGENCY



                                            By:/s/ Soichi Yoshida
                                               --------------------------------
                                            Name:  Soichi Yoshida
                                            Title: Vice President & Senior
                                                   Manager


                                            UNION BANK OF SWITZERLAND, HOUSTON
                                            AGENCY



                                            By:/s/ Evans Swann
                                               --------------------------------
                                            Name:  Evans Swann
                                            Title: Managing Director


                                            By:/s/ Kelly Boots
                                               --------------------------------
                                            Name:  Kelly Boots
                                            Title: Assistant Treasurer


                                            UNION BANK



                                            By:/s/ Richard P. DeGrey
                                               --------------------------------
                                            Name:  Richard P. DeGrey
                                            Title: Vice President


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            CHRISTIANIA BANK OG KREDITKASSE



                                            By:/s/ Jahn O. Roising
                                               --------------------------------
                                            Name:  Jahn O. Roising
                                            Title: First Vice President



                                            By:/s/ Peter M. Dodge
                                               --------------------------------
                                            Name:  Peter M. Dodge
                                            Title: Vice President


                                            COLORADO NATIONAL BANK



                                            By:/s/ Kathryn A. Gaiter
                                               --------------------------------
                                            Name:  Kathryn A. Gaiter
                                            Title: Vice President


                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                            LTD.



                                            By:/s/ S. Otsubo
                                               --------------------------------
                                            Name:  Satoru Otsubo
                                            Title: Joint General Manager


                                            ROYAL BANK OF CANADA, GRAND CAYMAN
                                              (NORTH AMERICAN #1) BRANCH


                                            By:/s/ Linda M. Stephens
                                               --------------------------------
                                            Name:  Linda M. Stephens
                                            Title: Manager